DELAWARE GROUP® FOUNDATION FUNDS

Delaware Foundation® Growth Allocation Fund
Delaware Foundation Moderate Allocation Fund
Delaware Foundation Conservative Allocation Fund
(each a “Fund” and collectively, the “Funds”)

Supplement to the Funds’ Class A, Class B, Class C, Class R, and Institutional Class
Statutory Prospectus dated January 28, 2014

The following information is added to the Funds’ prospectus in the “Fund summaries” section for Delaware Foundation Growth Allocation, Delaware Foundation Moderate Allocation and Delaware Foundation Conservative Allocation Funds under “Who manages the Fund? – Investment manager”:

Sub-advisor

Jackson Square Partners, LLC (JSP) (Large-cap growth investment sleeve)

Portfolio managers	Title with JSP	Start date on the Fund
Jeffrey S. Van Harte, CFA	Chairman, Chief Investment Officer	May 2014
Christopher J. Bonavico, CFA	Portfolio Manager, Equity Analyst	May 2014
Christopher M. Ericksen, CFA	Portfolio Manager, Equity Analyst	May 2014
Daniel J. Prislin, CFA	Portfolio Manager, Equity Analyst	May 2014

The following is added to the Funds’ statutory prospectus after the last paragraph in the section entitled “Who manages the Funds – Investment manager”:

Sub-advisor

Jackson Square Partners, LLC (JSP), located at 101 California Street, Suite 3750, San Francisco, CA 94111, is the sub-advisor to the Funds’ large-cap growth investment sleeve. JSP, a Delaware limited liability company, is a joint venture between Delaware Investments Advisers Partner, Inc., an affiliate of the Manager, and California Street Partners, LLC, a Delaware limited liability company owned by certain JSP personnel. As of May 1, 2014, JSP manages over $25 billion in assets, including mutual funds, separate accounts and other investment vehicles. As sub-advisor, JSP is responsible for day-to-day management of the Funds’ assets. Although JSP serves as sub-advisor, the Manager has ultimate responsibility for all investment advisory services with JSP. The Manager has entered into a separate sub-advisory agreement with JSP and compensates JSP out of the investment advisory fees it receives from the Funds.

The following are added to the section in the Funds’ statutory prospectus entitled “Who manages the Fund – Portfolio managers”:

Jeffrey S. Van Harte, CFA, Chairman, Chief Investment Officer – Jackson Square Partners, LLC
Jeffrey S. Van Harte became a member of Jackson Square Partners (JSP), at its inception in May 2014 as chairman and chief investment officer. Jackson Square Partners manages large-cap growth, smid-cap growth, all-cap growth, and global growth portfolios. Prior to joining to joining JSP, he was the chief investment officer of Delaware Investments’ Focus Growth Equity team from April 2005 to April 2014. The

Focus Growth Equity team managed large-cap growth, smid-cap growth, all-cap growth, and global growth portfolios. Prior to Delaware Investments, he was a principal and executive vice president at Transamerica Investment Management. Van Harte has been managing portfolios and separate accounts for 30 years. Before becoming a portfolio manager, Van Harte was a securities analyst and trader for Transamerica Investment Services, which he joined in 1980. Van Harte received his bachelor’s degree in finance from California State University at Fullerton.

Christopher J. Bonavico, CFA, Portfolio Manager, Equity Analyst – Jackson Square Partners, LLC
Christopher J. Bonavico became a member of Jackson Square Partners (JSP), at its inception in May 2014 as a portfolio manager and equity analyst. Jackson Square Partners manages large-cap growth, smid-cap growth, all-cap growth, and global growth portfolios. Prior to joining JSP, he was a portfolio manager and equity analyst on Delaware Investments’ Focus Growth Equity team from April 2005 to April 2014. The Focus Growth Equity team managed large-cap growth, smid-cap growth, all-cap growth, and global growth portfolios. Prior to Delaware Investments, he was a principal and portfolio manager at Transamerica Investment Management, where he managed sub-advised funds and institutional separate accounts. Before joining Transamerica in 1993, he was a research analyst for Salomon Brothers. Bonavico received his bachelor’s degree in economics from the University of Delaware.

Christopher M. Ericksen, CFA, Portfolio Manager, Equity Analyst – Jackson Square Partners, LLC
Christopher M. Ericksen became a member of Jackson Square Partners (JSP), at its inception in May 2014 as a portfolio manager and equity analyst. Jackson Square Partners manages large-cap growth, smid-cap growth, all-cap growth, and global growth portfolios. Prior to joining JSP, he was a portfolio manager and equity analyst on Delaware Investments’ Focus Growth Equity team from April 2005 to April 2014. The Focus Growth Equity team managed large-cap growth, smid-cap growth, all-cap growth, and global growth portfolios. Prior to joining Delaware Investments, he was a portfolio manager at Transamerica Investment Management, where he also managed institutional separate accounts. Before joining Transamerica in 2004, he was a vice president at Goldman Sachs. During his 10 years there, he worked in investment banking as well as investment management. Ericksen received his bachelor’s degree from Carnegie Mellon University, with majors in industrial management, economics, and political science.

Daniel J. Prislin, CFA, Portfolio Manager, Equity Analyst – Jackson Square Partners, LLC
Daniel J. Prislin became a member of Jackson Square Partners (JSP), at its inception in May 2014 as a portfolio manager and equity analyst. Jackson Square Partners manages large-cap growth, smid-cap growth, all-cap growth, and global growth portfolios. Prior to joining JSP, he was a portfolio manager and equity analyst on Delaware Investments’ Focus Growth Equity team from April 2005 to April 2014. The Focus Growth Equity team managed large-cap growth, smid-cap growth, all-cap growth, and global growth portfolios. Prior to joining Delaware Investments, he was a principal and portfolio manager at Transamerica Investment Management, where he also managed sub-advised funds and institutional separate accounts. Prior to joining Transamerica in 1998, he was a portfolio manager with The Franklin Templeton Group. Prislin received an MBA and bachelor’s degree in business administration from the University of California at Berkeley.

Investments in the Funds are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including their subsidiaries or related companies (the “Macquarie Group”), and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Funds, the repayment of capital from the Funds, or any particular rate of return.

Please keep this Supplement for future reference.

This Supplement is dated May 20, 2014.